                                                                     Exhibit 4.3

                                                                  EXECUTION COPY


                                    SECOND AMENDMENT dated as of February 14,
                           2002 (this "Amendment"), to the Credit Agreement, dated as October 11, 2001 (the "Credit Agreement"), among LAND O'LAKES, INC., a cooperative corporation organized under the laws of the State of Minnesota (the "Borrower"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (the "Administrative Agent") for the Lenders.


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower;
and

                  WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2.  Amendments to the Credit Agreement(1).

                  (a) Section 1.01 of the Credit Agreement is hereby amended by:

                  (i) deleting "and (ii) Foreign Subsidiaries" in the definition of "Subsidiary Loan Party" and substituting therefor ", (ii) Foreign Subsidiaries and (iii) Farmland Feed SPV."

                  (ii) deleting "previously" from clause (iii) of the definition of "Securitization" and by inserting at the end thereof ",including sales of receivables to

----------------
   (1)In the case of revisions to existing language, new provisions are underlined to indicate changes, but such underlining is for illustrative purposes only and shall not be considered part of the Amendment.

         third parties pursuant to receivables purchase facilities."

                  (iii) deleting "a special purpose" from the definition of "Securitization Vehicle" and substituting therefor "Farmland Feed SPV and any other special purpose" and by inserting at the end thereof "or sells receivables to third parties pursuant to a receivables purchase facility."

                  (iv) inserting "in an entity or in a pool or pools of accounts receivable or inventory" in the definition of "Third Party Securities" immediately after the phrase "undivided ownership interests"

                  (v) adding the following definitions in
         appropriate alphabetical order:

                  "'Farmland Feed SPV' means LOL Farmland Feed SPV, LLC, a Delaware limited liability company."

                  "'Funded Receivables Sales' means, on any date, with respect to sales of accounts receivable or inventory or of interests in pools of accounts receivable or inventory by Securitization Vehicles to third party purchasers ("Purchasers") pursuant to any receivables purchase facilities, the aggregate amounts theretofore paid to such Securitization Vehicles for purchases of accounts receivable or inventory (or such interests therein) less the aggregate amount of collections theretofore distributed to such Purchasers on account of the principal balance of such purchased receivables or inventory (or interests therein) (exclusive of yield and fees), in each case pursuant to such receivables purchase facilities; provided, however, that Funded Receivables Sales shall not be deemed to arise as a result of any sale of accounts receivable or inventory or of interests in pools of accounts receivable or inventory by a Securitization Vehicle to the extent that such sale results in Indebtedness (including in respect of Third Party Securities) of such Securitization Vehicle to such Purchasers."

                  (b) Section 6.01(a) of the Credit Agreement is hereby amended by deleting "or Attributable Debt" in the first sentence therein and substituting ", Attributable Debt or Funded Receivables Sales" therefor and by deleting clause (x) therein and substituting the following therefor:

                  "(x) (i) Indebtedness and Funded Receivables Sales of Restricted Subsidiaries that are Securitization Vehicles (including Indebtedness in respect of Third Party Securities) in an aggregate amount not in excess of $200,000,000 at any time outstanding minus the then outstanding principal amount of Indebtedness under the CoBank Receivables Loan Agreement and (ii) Indebtedness of the Borrower and Restricted Subsidiaries consisting solely of Liens on their Sellers' Retained Interests in connection with Securitizations permitted by Section 6.04 securing obligations in respect of Third Party Securities in an aggregate amount not in excess of $200,000,000 at any time outstanding minus the sum of (x) the then outstanding principal amount of Indebtedness under the CoBank Receivables Loan Agreement and (y) the then outstanding amount of Indebtedness and Funded Receivables Sales incurred in reliance on clause (i) of this paragraph; and"

                  (c) Section 6.02(a) of the Credit Agreement is hereby amended by deleting clause (viii) therein and substituting the following therefor:

                  "(viii) Liens on Sellers' Retained Interests incurred in connection with Securitizations permitted by Section 6.01(a) and 6.04 securing obligations in respect of Third Party Securities permitted by Section 6.01(a)(x)(ii); provided, however, that recourse to such Sellers' Retained Interests is limited in a manner customary for similar securitization transactions and the ratio of the amount of such Sellers' Retained Interests to the amount of such Third Party Securities is not significantly greater than the ratio of sellers' retained interests to the financed portion of assets in similar securitization transactions;"

                  (d) Section 6.03(b) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

                  "The Borrower will not permit any Securitization Vehicle to engage in any business other than the acquisition, financing and/or sale of accounts receivable or inventory in connection with any Securitization permitted hereby."

                  (e) Section 6.05 of the Credit Agreement is hereby amended by deleting clause (e) therein and substituting the following therefor:

                  "(e) the sale to one or more Securitization Vehicles of accounts receivable (including Account Assets) or inventory in Securitizations and the sale by Securitization Vehicles of accounts receivable to third parties in Securitizations, provided that (i) each such Securitization is effected on market terms, (ii) the aggregate amount (without duplication) of Indebtedness, Third Party Securities and Funded Receivables Sales in respect of all such Securitizations does not exceed $200,000,000 at any time outstanding and (iii) an amount equal to the Net Proceeds from each such Securitization is applied to the mandatory repayment of Loans in accordance with Sections 2.09(b) and (d);"

                  (f) Section 6.10 of the Credit Agreement is hereby amended by deleting "and (vi)" therein and substituting ", (vi)" therefor and adding the following immediately after clause (vi) therein:

                  "and (vii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to Securitizations that are permitted hereunder, provided that such restrictions and conditions relate only to Securitization Vehicles or to the receivables or inventory which are the subject of a Securitization"

                  3. No Other Amendments; Confirmation. Except as expressly amended, waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) All representations and warranties of the Borrower contained in the Credit Agreement (except with respect to representations and warranties expressly made only as of an earlier date) are true and correct in all material respects as of the date hereof.

                  5. Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders.

                  6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AMENDMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR RESPECTIVE PROPER AND DULY AUTHORIZED OFFICERS AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                            LAND O'LAKES, INC.,


                                            BY
                                               /S/ DANIEL KNUTSON
                                               ---------------------------------
                                               NAME: DANIEL KNUTSON
                                               TITLE: SENIOR VICE PRESIDENT &
                                                      CHIEF FINANCIAL OFFICER

                                            THE CHASE MANHATTAN BANK,
                                            INDIVIDUALLY AND AS ADMINISTRATIVE
                                            AGENT,

                                            BY
                                               /S/ GARY L. SPEVACK
                                               ---------------------------------
                                               NAME: GARY L. SPEVACK
                                               TITLE: VICE PRESIDENT

                                         BY COOPERATIEVE CENTRALE
                                         RAIFFEISEN-BOERENLEENBANK B.A.,
                                         "RABOBANK INTERNATIONAL", NEW YORK
                                         BRANCH

                                            /S/ DAVID L. STREETER              ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   DAVID L. STREETER
                                            TITLE:  VICE PRESIDENT

                                            /S/ EDWARD J. PEYSER               ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   EDWARD J. PEYSER
                                            TITLE:   MANAGING DIRECTOR

                                         BY  BANK OF COMMUNICATIONS, NEW YORK
                                         BRANCH

                                            /S/ ZHAI, OING SHAN                ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   OING SHAN ZHAI
                                            TITLE:  DEPUTY GENERAL MANAGER

                                         BY  STANWICH LOAN FUNDING LLC

                                            /S/ ANN E. MORRIS                  ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   ANN E. MORRIS
                                            TITLE:  ASST. VICE PRESIDENT

                                         BY  BANK OF TOKYO-MITSUBISHI, LTD.

                                            /S/ PATRICK MCCUE                  ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   PATRICK MCCUE
                                            TITLE:  VICE PRESIDENT & MANAGER

                                         BY  SUNTRUST BANK

                                            /S/ KURT A. MORRIS                 ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   KURT A. MORRIS
                                            TITLE:  DIRECTOR

                                         OAK HILL SECURITIES FUND, L.P.

                                         BY:  OAK HILL SECURITIES GEN PAR,
                                         L.P. ITS GENERAL PARTNER

                                         BY: OAK HILL SECURITIES MGP, INC.,
                                         ITS GENERAL PARTNER

                                            /S/ SCOTT D. KRASE                 ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   SCOTT D. KRASE
                                            TITLE:  AUTHORIZED SIGNATORY

                                         OAK HILL SECURITIES FUND II, L.P.

                                         BY:  OAK HILL SECURITIES GEN PAR II,
                                         L.P. ITS GENERAL PARTNER

                                         BY: OAK HILL SECURITIES MGP II, INC.,
                                         ITS GENERAL PARTNER

                                            /S/ SCOTT D. KRASE                 ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   SCOTT D. KRASE
                                            TITLE:  AUTHORIZED SIGNATORY

                                         OAK HILL CREDIT PARTNERS I, LIMITED

                                         BY:  OAK HILL CLO MANAGEMENT, LLC,
                                         AND INVESTMENT MANAGER

                                            /S/ SCOTT D. KRASE                 ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   SCOTT D. KRASE
                                            TITLE:  AUTHORIZED SIGNATORY

                                         BY  WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION

                                            /S/ MARK H. HALLDORSON             ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   MARK A. HALLDORSON
                                            TITLE:  ASSISTANT VICE PRESIDENT

                                         BY  FARM CREDIT BANK OF WICHITA

                                            /S/ GREG E. SOMERHALDER            ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   GREG E. SOMERHALDER
                                            TITLE: VICE PRESIDENT

                                         BY  U.S. BANK NATIONAL ASSOCIATION

                                            /S/ CURTIS A. SCHRIEBER            ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   CURTIS A. SCHRIEBER
                                            TITLE:  VICE PRESIDENT

                                         BY  KZH ING-1 LLC

                                            /S/ SUSAN LEE                      ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   SUSAN LEE
                                            TITLE:  AUTHORIZED AGENT

                                         BY  KZH ING-3 LLC

                                            /S/ SUSAN LEE                      ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   SUSAN LEE
                                            TITLE:  AUTHORIZED AGENT

                                         BY  KZH RIVERSIDE LLC

                                            /S/ SUSAN LEE                      ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   SUSAN LEE
                                            TITLE:  AUTHORIZED AGENT

                                         BY  KZH SHOSHONE LLC

                                            /S/ SUSAN LEE                      ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   SUSAN LEE
                                            TITLE:  AUTHORIZED AGENT

                                            BY  KZH WAINSIDE

                                            /S/ SUSAN LEE                      ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   SUSAN LEE
                                            TITLE:  AUTHORIZED AGENT

                                         BY  METROPOLITAN LIFE INSURANCE COMPANY

                                            /S/ JAMES R. DINGLER               ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   JAMES R. DINGLER
                                            TITLE:  DIRECTOR

                                         BY  PROTECTIVE LIFE INSURANCE COMPANY

                                            /S/ DIANE S. GRISWOLD              ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   DIANE S. GRISWOLD
                                            TITLE:  ASSISTANT VICE PRESIDENT,

                                         BY  FRANKLIN FLOATING RATE MASTER
                                         SERIES

                                            /S/ RICHARD D'ADDARIO              ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   RICHARD D'ADDARIO
                                            TITLE:  VICE PRESIDENT

                                         BY  FRANKLIN CLO I, LIMITED

                                            /S/ RICHARD D'ADDARIO              ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   RICHARD D'ADDARIO
                                            TITLE:  SENIOR VICE PRESIDENT

                                         BY  FRANKLIN CLO II, LIMITED

                                            /S/ RICHARD D'ADDARIO              ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   RICHARD D'ADDARIO
                                            TITLE:  SENIOR VICE PRESIDENT

                                         BY  FRANKLIN FLOATING RATE DAILY ACCESS
                                         FUND

                                            /S/ RICHARD D'ADDARIO              ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   RICHARD D'ADDARIO
                                            TITLE:  VICE PRESIDENT

                                         BY  APEX (IDM) CDO I, LTD.

                                            /S/ ROSHAN WHITE                   ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   ROSHAN WHITE
                                            TITLE:  VICE PRESIDENT

                                         BY ELC (CAYMAN) LTD. 1999-II

                                            /S/ ROSHAN WHITE                   ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   ROSHAN WHITE
                                            TITLE:  VICE PRESIDENT

                                         BY ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                            /S/ ROSHAN WHITE                   ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   ROSHAN WHITE
                                            TITLE:  VICE PRESIDENT

                                         BY ELC (CAYMAN) LTD. 1999-III

                                            /S/ ROSHAN WHITE                   ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   ROSHAN WHITE
                                            TITLE:  VICE PRESIDENT

                                         BY ELC (CAYMAN) LTD. 2000-I

                                            /S/ ROSHAN WHITE                   ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   ROSHAN WHITE
                                            TITLE:  VICE PRESIDENT

                                         BY TRYON CLO LTD. 2000-1

                                            /S/ ROSHAN WHITE                   ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   ROSHAN WHITE
                                            TITLE:  VICE PRESIDENT

                                         BY COBANK, ACB

                                            /S/ MICHAEL TOUSIGNANT             ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   MICHAEL TOUSIGNANT
                                            TITLE:  VICE PRESIDENT

                                         BY AGFIRST FARM CREDIT BANK

                                            /S/ ISAAC E. BENNETT               ,
                                            ------------------------------------
                                            AS A LENDER

                                         NAME:  ISAAC E. BENNETT
                                         TITLE: VICE PRESIDENT - CAPITAL MARKETS

                                         BY AIB DEBT MANAGEMENT LTD

                                            /S/ ANTHONY O'REILLY               ,
                                            ------------------------------------
                                            AS A LENDER

                                            NAME:   ANTHONY O'REILLY
                                            TITLE:  VICE PRESIDENT